SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): August 5, 2003

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued August 5, 2003 announcing the Company’s financial results for the quarter ended June 28, 2003.

Item 12. Results of Operations and Financial Condition

On August 5, 2003, HearUSA, Inc. (the “Company”) announced its financial results for the quarter ended June 28, 2003. A copy of the Company’s press release announcing those financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements include statements concerning the expected results of cost control and other measures implemented to improve financial results and efficiency and expected break-even level of revenue for the Company. Actual events could differ materially from those stated herein and depend on a number of risks and uncertainties, including the Company’s ability to increase sales and control costs, the accuracy of management’s assumptions, effectiveness of the Company’s marketing efforts and general industry and market conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC
(Registrant)

Date: August 7, 2003	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued August 5, 2003 announcing the Company’s financial results for the quarter ended June 28, 2003.